UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-1/A
(Amendment No. 9 to Registration Statement on Form SB-2)

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PUDA COAL, INC.
(Name of small business issuer in its charter)

FLORIDA	2800	65-1129912
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code)	(I.R.S. Employer Identification Number)

426 Xuefu Street, Taiyuan, Shanxi Province, The People’s Republic of China

011 86 351 228 1302
(Address and telephone number of principal executive offices and place of business)

(Name, address and telephone of agent for service)

Corporation Service Company
1201 Hays Street
Tallahassee, Florida 32301
800 833-9848

Copies to:

Stephen M. Davis, Esq.
Heller Ehrman LLP
Times Square Tower, 7 Times Square
New York, NY 10036
212-847-8798

Approximate date of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer," "accelerated filer,” and "smaller reporting company" in Rule 12b-2 of the Exchange

Act. (Check one):
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐

(Do not check if a smaller reporting company)

 Until 25 days after the effective date of this registration statement, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Selling Security Holders will not sell these securities until after the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

* The only revisions contained in this Amendment No. 9 are the addition of the Legality Opinion and the Consent to the filing of the Legality Opinion in Exhibits 5.1 and 23.2.

You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

i

Exhibit No.	Exhibits

3.1	Articles of Incorporation (incorporated by reference to Current Report of the Company on Form 8-K file September 21, 2005)

3.2	Bylaws of Puda Coal, Inc., as amended on June 29, 2007 (incorporated by reference to Exhibit 3.1 to Current Report of the Company filed on Form 8-K filed July 6, 2007).

3.3	Audit Committee Charter (incorporated by reference to Exhibit 3.1 to Current Report of the Company filed on Form 8-K filed September 4, 2007).

3.4	Compensation Committee Charter (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 29, 2007).

3.5	Nominating Committee Charter (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 29, 2007

4.1
Voting Agreement dated 6/29/05 by and among Keating Revenue Merger Fund, LLC, Ming Zhao and Other Shareholders (incorporated by reference to Exhibit 4.1 to SB-2/A , File # 333-130380 filed on March 10, 2006)

5.1*	Legality Opinion by Broad and Cassel

10.1
Stock Purchase  Agreement  dated April 23, 2004,  among the Keating Reverse Merger Fund, LLC, Purezza Group, Inc. and International Equities Group, Inc., (incorporated by reference to Exhibit 10.1 of Current Report of the Company filed on Form 8-K on May 14, 2005)

10.2
Exchange Agreement by and among Purezza Group, Inc., Taiyuan Putai Business Consulting Co., Ltd. (now known as Shanxi Putai Resources Limited), Shanxi Puda  Resources Co, Ltd., Puda Investment Holding Limited, and each member of Puda BVI dated June 20, 2005 (incorporated by reference to Exhibit 2.1 Current Report of the Company filed on Form 8-K on June 24, 2005)

10.3	Technology License Agreement dated June 24, 2005 between Puda and Putai (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.4
Operating Agreement dated June 24, 2005 between Puda, Putai, Ming Zhao and Yao Zhao (incorporated by reference to Exhibit 10.2 to Exhibit 10.3 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.5	Exclusive Consulting Agreement dated June 24, 2005 between Puda and Putai (incorporated by reference to Exhibit 10.3 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.6
Exclusive Option Agreement dated June 24, 2005 between Puda, Putai, Ming Zhao and Yao Zhao (incorporated by reference to Exhibit 10.4 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.7	Authorization dated June 24, 2005 between Puda, Putai and Ming Zhao (incorporated by reference to Exhibit 10.5 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.8	Authorization dated June 24, 2005 between Puda, Putai and Yao Zhao (incorporated by reference to Exhibit 10.6 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.9
Financial Advisory Agreement dated June 29, 2005, between Purezza and Keating Securities, LLC. (incorporated by reference to Exhibit 10.7 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.10
Form of Subscription Agreement dated November 18, 2005 entered into by Puda Coal, Inc. and the Investors (incorporated by reference to Exhibit 99.1 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.11	Form of Note dated November 18, 2005 (incorporated by reference to Exhibit 99.2 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.12	Form of Warrant dated November 18, 2005 (incorporated by reference to Exhibit 99.3 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.13
Zhang Yang Plant Conveyance Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Shanxi Puda Resources Group Limited (incorporated by reference to Exhibit 99.5 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.14
Coking Coal Supply Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Jucai Coal Industry Co. (incorporated by reference to Exhibit 99.4 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.15
Liu Lin Plant Conveyance Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Shanxi Puda Resources Group Limited  (incorporated by reference to Exhibit 99.6 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.16	Clean Coal Supply Contract – Taiyuan Steel & Iron (Group) Raw Material Trade Co., Ltd. (incorporated by reference to Exhibit 10.16 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.17	Clean Coal Supply Contract – Handan Steel & Iron Joint-Stock Co., Ltd. (incorporated by reference to Exhibit 10.17 to SB-2/A , File # 333-130380 filed on March 10, 2006)
10.18	Clean Coal Supply Contract – Tangshan Steel & Iron Group Co., Ltd. (incorporated by reference to Exhibit 10.18 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.19	Clean Coal Supply Contract – Capital Steel & Iron Group Mineral Co. (incorporated by reference to Exhibit 10.19 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.20	Clean Coal Supply Letter of Intent – Shanxi Coal Import & Export Group Luliang Branch (incorporated by reference to Exhibit 10.20 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.21	Clean Coal Supply Letter of Intent – Sinochem Corporation (incorporated by reference to Exhibit 10.21 to SB-2/A filed March 10, 2006)

10.22	Clean Coal Supply Contract – Shanxi Changzhi Steel Group Raw Material Co. Ltd. (incorporated by reference to Exhibit 10.22 to SB-2/A filed on March 10, 2006)

10.23	Clean Coal Supply Contract – Baotou Steel Group Resources Supplying Company (incorporated by reference to Exhibit 10.23 to SB-2/A , filed on March 10, 2006)

10.24	Clean Coal Supply Contract – Shandong Haihua Group (incorporated by reference to Exhibit 10.24 to SB-2/A filed on March 10, 2006)

10.25
Note & Indebtedness Subordination Agreement dated November 17, 2005 among Puda Coal, Inc., Shanxi Puda Coal Group Co., Ltd., Shanxi Puda Resources Group Limited, and Taiyuan Putai Business Consulting Co., Ltd. (now known as Shanxi Putai Resources Limited) (incorporated by reference to Exhibit 99.7 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.26	Agreement between Shanxi Puda Resources Group, Ltd. and Shanxi Puda Resources Co., Ltd. dated April 25, 2005 (incorporated by reference to Exhibit 10.26 to SB-2/A filed March 10, 2006)

10.27	Summary of Clean Coal Supply Arrangement – Liulin Coal Cleaning Plant (incorporated by reference to Exhibit 10.27 to SB-2 filed May 31, 2006)

10.28
Asset Exchange Agreement, dated June 6, 2007, between the Shanxi Coal and Linshi Coal & Chemical (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed June 12, 2007).

10.29	Director’s Contract, dated June 29, 2007, between the Company and Jianfei Ni (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed July 6, 2007).

10.30
Director’s Contract, dated August 3, 2007, between the Company and Lawrence S. Wizel (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed August 9, 2007).

10.31
Agreement, dated September 6, 2007, between the Shanxi Coal and Xin Kai Yuan Hotel and Restaurant Co. Limited (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed September 12, 2007).

10.32	Share Transfer Agreement, between Putai and Ming Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.33	Share Transfer Agreement, between Putai and Yao Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.2 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.34
Agreement, among Putai, Shanxi Coal, Ming Zhao and Yao Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.3 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.35	Director’s Contract, dated October 9, 2007, between the Company and C. Mark Tang (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 9, 2007).

16.1
Letter from Durland & Company, CPA’s, P.A. dated  July 19, 2005 regarding change in certifying accountant (incorporated by reference to Exhibit 16/1.7 to Current Report of the Company filed on Form 8-K filed July 22, 2005)

23.1	Consent of Moore Stephens

23.2*	Consent of Bread and Cassel (incorporated by reference to Exhibit 5.1 to this registration statement on Form S-1)

*	filed herewith

Signature

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Taiyuan, Shanxi Province, The People’s Republic of China on March 6, 2008.

PUDA COAL, INC.

By:	/s/ Ming Zhao
Ming Zhao
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ming Zhao	Chief Executive Officer, President and	March 6, 2008
Ming Zhao	Chairman of the Board (Principal Executive Officer)

/s/ Xia Jin	Chief Financial Officer	March 6, 2008
Xia Jin	(Principal Financial and Accounting Officer)

/s/ Lawrence S. Wizel	Director	March 6, 2008
Lawrence S. Wizel

/s/ C. Mark Tang	Director	March 6, 2008
C. Mark Tang

/s/ Jianfei Ni	Director	March 6, 2008
Jianfei Ni

EXHIBIT INDEX

Exhibit No.	Exhibits

3.1	Articles of Incorporation (incorporated by reference to Current Report of the Company on Form 8-K file September 21, 2005)

3.2	Bylaws of Puda Coal, Inc., as amended on June 29, 2007 (incorporated by reference to Exhibit 3.1 to Current Report of the Company filed on Form 8-K filed July 6, 2007).

3.3	Audit Committee Charter (incorporated by reference to Exhibit 3.1 to Current Report of the Company filed on Form 8-K filed September 4, 2007).

3.4	Compensation Committee Charter (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 29, 2007).

3.5	Nominating Committee Charter (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 29, 2007

4.1
Voting Agreement dated 6/29/05 by and among Keating Revenue Merger Fund, LLC, Ming Zhao and Other Shareholders (incorporated by reference to Exhibit 4.1 to SB-2/A , File # 333-130380 filed on March 10, 2006)

5.1*	Legality Opinion by Broad and Cassel

10.1
Stock Purchase  Agreement  dated April 23, 2004,  among the Keating Reverse Merger Fund, LLC, Purezza Group, Inc. and International Equities Group, Inc., (incorporated by reference to Exhibit 10.1 of Current Report of the Company filed on Form 8-K on May 14, 2005)

10.2
Exchange Agreement by and among Purezza Group, Inc., Taiyuan Putai Business Consulting Co., Ltd. (now known as Shanxi Putai Resources Limited), Shanxi Puda  Resources Co, Ltd., Puda Investment Holding Limited, and each member of Puda BVI dated June 20, 2005 (incorporated by reference to Exhibit 2.1 Current Report of the Company filed on Form 8-K on June 24, 2005)

10.3	Technology License Agreement dated June 24, 2005 between Puda and Putai (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.4
Operating Agreement dated June 24, 2005 between Puda, Putai, Ming Zhao and Yao Zhao (incorporated by reference to Exhibit 10.2 to Exhibit 10.3 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.5	Exclusive Consulting Agreement dated June 24, 2005 between Puda and Putai (incorporated by reference to Exhibit 10.3 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.6
Exclusive Option Agreement dated June 24, 2005 between Puda, Putai, Ming Zhao and Yao Zhao (incorporated by reference to Exhibit 10.4 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.7	Authorization dated June 24, 2005 between Puda, Putai and Ming Zhao (incorporated by reference to Exhibit 10.5 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.8	Authorization dated June 24, 2005 between Puda, Putai and Yao Zhao (incorporated by reference to Exhibit 10.6 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.9
Financial Advisory Agreement dated June 29, 2005, between Purezza and Keating Securities, LLC. (incorporated by reference to Exhibit 10.7 to Current Report of the Company filed on Form 8-K on July 18, 2005)

10.10
Form of Subscription Agreement dated November 18, 2005 entered into by Puda Coal, Inc. and the Investors (incorporated by reference to Exhibit 99.1 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.11	Form of Note dated November 18, 2005 (incorporated by reference to Exhibit 99.2 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.12	Form of Warrant dated November 18, 2005 (incorporated by reference to Exhibit 99.3 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.13
Zhang Yang Plant Conveyance Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Shanxi Puda Resources Group Limited (incorporated by reference to Exhibit 99.5 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.14
Coking Coal Supply Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Jucai Coal Industry Co. (incorporated by reference to Exhibit 99.4 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.15
Liu Lin Plant Conveyance Agreement dated November 17, 2005 between Shanxi Puda Coal Group Co., Ltd. and Shanxi Puda Resources Group Limited  (incorporated by reference to Exhibit 99.6 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.16	Clean Coal Supply Contract – Taiyuan Steel & Iron (Group) Raw Material Trade Co., Ltd. (incorporated by reference to Exhibit 10.16 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.17	Clean Coal Supply Contract – Handan Steel & Iron Joint-Stock Co., Ltd. (incorporated by reference to Exhibit 10.17 to SB-2/A , File # 333-130380 filed on March 10, 2006)
10.18	Clean Coal Supply Contract – Tangshan Steel & Iron Group Co., Ltd. (incorporated by reference to Exhibit 10.18 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.19	Clean Coal Supply Contract – Capital Steel & Iron Group Mineral Co. (incorporated by reference to Exhibit 10.19 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.20	Clean Coal Supply Letter of Intent – Shanxi Coal Import & Export Group Luliang Branch (incorporated by reference to Exhibit 10.20 to SB-2/A , File # 333-130380 filed on March 10, 2006)

10.21	Clean Coal Supply Letter of Intent – Sinochem Corporation (incorporated by reference to Exhibit 10.21 to SB-2/A filed March 10, 2006)

10.22	Clean Coal Supply Contract – Shanxi Changzhi Steel Group Raw Material Co. Ltd. (incorporated by reference to Exhibit 10.22 to SB-2/A filed on March 10, 2006)

10.23	Clean Coal Supply Contract – Baotou Steel Group Resources Supplying Company (incorporated by reference to Exhibit 10.23 to SB-2/A , filed on March 10, 2006)

10.24	Clean Coal Supply Contract – Shandong Haihua Group (incorporated by reference to Exhibit 10.24 to SB-2/A filed on March 10, 2006)

10.25
Note & Indebtedness Subordination Agreement dated November 17, 2005 among Puda Coal, Inc., Shanxi Puda Coal Group Co., Ltd., Shanxi Puda Resources Group Limited, and Taiyuan Putai Business Consulting Co., Ltd. (now known as Shanxi Putai Resources Limited) (incorporated by reference to Exhibit 99.7 to Current Report of the Company filed on Form 8-K on November 23, 2005)

10.26	Agreement between Shanxi Puda Resources Group, Ltd. and Shanxi Puda Resources Co., Ltd. dated April 25, 2005 (incorporated by reference to Exhibit 10.26 to SB-2/A filed March 10, 2006)

10.27	Summary of Clean Coal Supply Arrangement – Liulin Coal Cleaning Plant (incorporated by reference to Exhibit 10.27 to SB-2 filed May 31, 2006)

10.28
Asset Exchange Agreement, dated June 6, 2007, between the Shanxi Coal and Linshi Coal & Chemical (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed June 12, 2007).

10.29	Director’s Contract, dated June 29, 2007, between the Company and Jianfei Ni (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed July 6, 2007).

10.30
Director’s Contract, dated August 3, 2007, between the Company and Lawrence S. Wizel (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed August 9, 2007).

10.31
Agreement, dated September 6, 2007, between the Shanxi Coal and Xin Kai Yuan Hotel and Restaurant Co. Limited (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed September 12, 2007).

10.32	Share Transfer Agreement, between Putai and Ming Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.33	Share Transfer Agreement, between Putai and Yao Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.2 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.34
Agreement, among Putai, Shanxi Coal, Ming Zhao and Yao Zhao, dated September 13, 2007 (incorporated by reference to Exhibit 10.3 to Current Report of the Company filed on Form 8-K filed September 19, 2007).

10.35	Director’s Contract, dated October 9, 2007, between the Company and C. Mark Tang (incorporated by reference to Exhibit 10.1 to Current Report of the Company filed on Form 8-K filed October 9, 2007).

16.1
Letter from Durland & Company, CPA’s, P.A. dated  July 19, 2005 regarding change in certifying accountant (incorporated by reference to Exhibit 16/1.7 to Current Report of the Company filed on Form 8-K filed July 22, 2005)

23.1	Consent of Moore Stephens

23.2*	Consent of Bread and Cassel (incorporated by reference to Exhibit 5.1 to this registration statement on Form S-1)

*	filed herewith